Restricted Net Assets	12 Months Ended
Dec. 31, 2024
Restricted Assets Disclosure [Abstract]
Restricted Net Assets
23.	RESTRICTED NET ASSETS
Pursuant to the laws applicable to the PRC’s Foreign Investment Enterprises and local enterprises, the Group’s entities in the PRC must make appropriation from after-tax
profit to
non-distributable
reserve funds as determined by the Board of Directors of the Company.
PRC laws and regulations permit payments of dividends by the Company’s subsidiaries and VIE incorporated in the PRC only out of their retained earnings, if any, as determined in accordance with the PRC accounting standards and regulations. In addition, the Company’s subsidiaries, VIEs and VIEs’ subsidiaries incorporated in the PRC are required to annually appropriate 10% of their net income to the statutory reserve prior to payment of any dividends, unless such reserve has reached 50% of their respective registered capital. In addition, registered share capital and capital reserve accounts are also restricted from withdrawal in the PRC.
As a result of these PRC laws and regulations and the requirement that distributions by the PRC entities can only be paid out of distributable profits computed in accordance with the PRC accounting standards and regulations, the PRC entities are restricted from transferring a portion of their net assets to the Group. Amounts restricted include paid-in
capital, APIC and the statutory reserves of the Company’s PRC subsidiaries, VIEs and VIEs’ subsidiaries. As of December 31, 2024, the total of restricted net assets was RMB21,511,723.